EATON VANCE HIGH INCOME FUND

                            Supplement to Prospectus
                              dated August 1, 1999


                        EATON VANCE INCOME FUND OF BOSTON

                            Supplement to Prospectus
                             dated December 1, 1999



1. Thomas Huggins has joined Michael W. Weilheimer as co-portfolio manager. Mr. Huggins is a Vice President of Eaton Vance and Boston Management & Research. He joined Eaton Vance in April 1997 as the head of high yield bond trading. Prior to joining Eaton Vance, Mr. Huggins was a fixed income trader for John Hancock Mutual Funds.

2. The following is added to the second paragraph of "Reducing or Eliminating Sales Charges" under "Sales Charges" in the Eaton Vance Income Fund of Boston prospectus:

     Effective February 1, 2000, Fund shares will be sold at net asset value if the amount invested represents redemption proceeds from a mutual fund not affiliated with Eaton Vance, provided the redemption occurred within 60 days of the Fund share purchase and the redeemed shares were subject to a sales charge. Fund shares so acquired will be subject to a 0.50% CDSC if they are redeemed within 12 months of purchase. Investment dealers will be paid a commission on such sales of 0.50% of the amount invested.



JANUARY 1, 2000                                                           IBHIPS

                                   EATON VANCE
                                   INCOME FUND
                                    OF BOSTON

                              Institutional Shares

                            Supplement to Prospectus
                             dated December 1, 1999



Thomas Huggins has joined Michael W. Weilheimer as co-portfolio manager of the Fund. Mr. Huggins is a Vice President of Eaton Vance. He joined Eaton Vance in April 1997 as the head of high yield bond trading. Prior to joining Eaton Vance, Mr. Huggins was a fixed income trader for John Hancock Mutual Funds.



JANUARY 1, 2000                                                             IBPS